AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 2001

                              Securities Act Registration No.  File No. 333-9355
                       Investment Company Act Registration No. File No. 811-7743

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
           [X]           POST-EFFECTIVE AMENDMENT NO.  7
                                      and
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
           [X]                   AMENDMENT NO. 8

                            THE ROCKLAND FUNDS TRUST
               (Exact name of registrant as specified in charter)

                         100 South Rockland Falls Road
                           Rockland, Delaware  19732
              (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code (302) 429-9799

                               Charles S. Cruice
                         100 South Rockland Falls Road
                           Rockland, Delaware  19732
                    (Name and Address of Agent for Service)

                                   Copies to:
                            James W. Jennings, Esq.
                          Morgan, Lewis & Bockius LLP
                               1701 Market Street
                            Philadelphia, PA  19103

    It is proposed that this filing become effective (check appropriate box)

/ /  immediately upon filing pursuant to paragraph (b)
/X/  on January 28, 2001 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)
/ /  75 days after filing pursuant to paragraph (a)
/ /  on [date] pursuant to paragraph (a) of Rule 485.

                                   PROSPECTUS

                                JANUARY 28, 2001

                             THE ROCKLAND SMALL CAP
                                  GROWTH FUND

                                   PROSPECTUS

                                January 28, 2001

                       THE ROCKLAND SMALL CAP GROWTH FUND
                                  a Series of

                            The Rockland Funds Trust

                                 P.O. Box 701
                        Milwaukee, Wisconsin 53201-0701
                           Telephone:  1-800-497-3933

                      GREENVILLE CAPITAL MANAGEMENT, INC.
                               Investment Advisor
                         Website:  www.rocklandfund.com

The investment objective of The Rockland Small Cap Growth Fund (the "Fund") is to seek capital appreciation. The Fund will, under normal market conditions, invest its assets primarily in equity securities of domestic small capitalization companies, with an emphasis on those companies whose growth potential, in the opinion of the Fund's investment advisor, GREENVILLE CAPITAL MANAGEMENT, INC., has been overlooked by Wall Street analysts.

Please read this Prospectus carefully and keep it for future reference.

                              -------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
                                                                       PAGE NO.

RISK/RETURN SUMMARY                                                      3
FUND FEES AND EXPENSES                                                   5
INVESTMENT STRATEGY AND APPROACH                                         6
IMPLEMENTATION OF INVESTMENT OBJECTIVE                                   6
FUND MANAGEMENT                                                          7
CUSTODIAN, TRANSFER AGENT, ADMINISTRATOR AND FUND ACCOUNTANT             8
DISTRIBUTOR                                                              8
HOW TO PURCHASE FUND SHARES                                              8
HOW TO REDEEM SHARES                                                     9
VALUATION OF FUND SHARES                                                10
DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT                11
FINANCIAL HIGHLIGHTS OF THE FUND                                        12
ADDITIONAL INFORMATION                                                  13

                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

  The investment objective of the Fund is to seek capital appreciation.

INVESTMENT ADVISOR


  Greenville Capital Management, Inc. ("GCM") is the investment advisor to the Fund. GCM was organized in 1989 and acts as the investment advisor to individual and institutional clients with investment portfolios of approximately $334 million.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund invests primarily in small capitalization growth companies with an emphasis on those domestic companies whose growth potential, in GCM's opinion, has been overlooked by Wall Street analysts.


PRINCIPAL RISKS

  Risks associated with investing in the Fund include the risks that:

  (1) the market value of the Fund's portfolio may fluctuate unpredictably due to overall market trends and developments affecting small capitalization companies; and
  (2) the investment strategy used by GCM, including using short positions, may fail to produce the intended result.

  MARKET CONDITIONS. Because the stock market and individual stock prices fluctuate, you may receive more or less money than you originally invested. Individual stock prices do not necessarily correlate to overall market moves. The stock market has for a number of years experienced strong growth, however, the market is also subject to periods of poor performance.

  SMALL CAP STOCKS. Small capitalization companies may not have the size, resources or other assets of large capitalization companies. Small capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in value of the stock market in general.

  SHORT POSITIONS. The Fund intends to use short positions to reduce the Fund's overall risk. However, short positions are risky and there is no guarantee that the stocks which are sold short by the Fund will decline in value. If GCM is incorrect in determining which stocks to sell short, the Fund will experience a loss on the position.

  SUITABILITY. The Fund is not a short-term investment vehicle. Rather, it is suitable for long-term investors only who seek to invest a portion of their overall portfolio in an aggressive equity mutual fund that invests principally in small capitalization growth companies. You must be willing to accept a high degree of volatility and have no immediate financial requirements for this investment. The Fund is designed for those investors who are willing to accept a higher degree of risk with the potential for higher returns in the future.

  You should be aware that you could lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

PAST PERFORMANCE

The performance information that follows gives some indication of how the Fund's performance can vary. The bar chart indicates the risks of investing in the Fund by showing the changes in the Fund's performance from year to year (on a calendar year basis). The table shows the Fund's average annual return for one year and since the Fund's inception, compared with a broad measure of market performance. Please remember that the Fund's past performance does not reflect how the Fund may perform in the future.

                          CALENDAR YEAR TOTAL RETURNS


                           1997                 19.59%
                           1998                 25.13%
                           1999                109.26%
                           2000                  5.61%



   The Fund's fiscal year-to-date return as of December 31, 2000 was (18.25)%



                        BEST AND WORST QUARTERLY RETURNS

                        61.11%             (4th quarter, 1999)
                       (18.25)%            (4th quarter, 2000)


                          AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 12/31/00


                                                                ANNUALIZED
                                                              SINCE INCEPTION
                                             1 YEAR  3 YEARS     (12/2/96)
                                             ------  -------  ----------------

      Fund                                    5.61%   40.36%       34.79%
      Russell 2000 Index (with dividends
        reinvested)*<F2>                     (2.92)%   4.80%        9.41%
      S&P 500 Index (with dividends
        reinvested)*<F2>                     (9.10)%  12.24%       16.24%
      NASDAQ Composite Index (with
        dividends reinvested)*<F2>          (39.18)%  16.65%       17.51%

     ---------------------


     *<F2> The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market for large cap stocks. The NASDAQ Composite Index is an unmanaged index generally representative of the market for over-the-counter stocks. The Fund's returns presented above include operating expenses that reduce returns, while the returns of the Russell 2000, S&P 500 and NASDAQ Composite Indexes do not include operating expenses.


                             FUND FEES AND EXPENSES

  The table and footnotes which follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

      SHAREHOLDER FEES
      (fees paid directly from your investment)

      Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                    NONE
      Maximum Deferred Sales Charge (Load)
        (as a percentage of offering price)                    NONE
      Redemption Fee (as a percentage of amount redeemed)      NONE*<F4>
      Exchange Fee                                             NONE

      ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)


      Management Fees                                         1.00%
      Distribution (12b-1) Fees                                NONE
      Other Expenses                                          0.53%
                                                              -----
      TOTAL ANNUAL FUND OPERATING EXPENSES                    1.53%

     ----------------------


     * <F4> There is a service fee of $15.00 for redemptions effected via wire transfer.


                                    EXAMPLE

  The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you have a 5% return each year and that the Fund's total annual operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:


       1 YEAR          3 YEARS          5 YEARS          10 YEARS
       ------          -------          -------          --------
        $156            $483             $834             $1,824


                     ADDITIONAL INFORMATION ABOUT THE FUND
                        INVESTMENT STRATEGY AND APPROACH

  In managing the Fund's portfolio, GCM seeks to make investments in growth stocks with an emphasis on those domestic companies whose growth potential, in GCM's opinion, has been overlooked by Wall Street analysts. The Fund will generally invest in companies with market capitalizations ranging from $100 million to $2 billion. GCM's general approach is to take advantage of investment and trading opportunities that investors might not otherwise have the time, expertise or inclination to exploit themselves.

  When making investment decisions, GCM evaluates the fundamental and technical prospects for a company using information and analyses from numerous sources. GCM evaluates a company's sales and earnings growth; earnings power, trends and predictability; industry, economic and political trends; relative valuation; and liquidity, to determine whether the security has the growth potential suitable for the Fund. The Fund buys securities GCM believes possess earnings prospects that have been underestimated by Wall Street analysts. The Fund typically sells a security when it shows deteriorating fundamentals or its earnings fall short of GCM's expectations. The Fund may also employ rapid trading strategies to capture incremental changes in the prices of securities, and to enhance the Fund's after-tax return.


                     IMPLEMENTATION OF INVESTMENT OBJECTIVE

IN GENERAL

  In implementing its investment objective, the Fund may invest in the following securities and use the following investment techniques, all with the following associated risks.

TEMPORARY STRATEGIES

  When GCM believes that adverse economic or market conditions justify such action, the Fund may invest up to 100% of its assets temporarily in short-term fixed-income securities. Short-term fixed-income securities include U.S. government securities, certificates of deposit, bank time deposits, bankers' acceptances, repurchase agreements and commercial paper and commercial paper master notes rated A-1 or better by S&P, Prime-1 or better by Moody's, or Fitch 2 or higher by Fitch. It is impossible to predict when or for how long GCM may employ these strategies for the Fund. To the extent the Fund engages in any of these temporary strategies, the Fund may not achieve its investment objective.

ILLIQUID SECURITIES

  The Fund may invest up to 10% of the value of its net assets in illiquid securities.


AMERICAN DEPOSITARY RECEIPTS



  The Fund may invest up to 25% of the value of its net assets in American Depositary Receipts ("ADRs") or other instruments denominated in U.S. dollars. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. Investments in ADRs may involve risks which are in addition to the usual risks inherent in domestic investments. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, many foreign companies are not subject to uniform accounting, auditing and financial reporting standards. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.


OPTIONS AND FUTURES TRANSACTIONS

  The Fund may engage in options and futures transactions which are sometimes
referred to as derivative transactions.   The Fund's options and futures
transactions may include instruments such as stock index options and futures contracts. Such transactions may be used for several reasons, including hedging unrealized portfolio gains. The Fund will not enter into options and futures transactions if more than 50% of the Fund's net assets would be committed to such instruments. The Fund may hold a futures or options position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available. If the Fund cannot close out a position, it may suffer a loss apart from any loss or gain experienced at the time the Fund decided to close the position.

SHORT SALES

  The Fund may engage in short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at whatever its price may be at the time the Fund purchases it for delivery to the lender. When a short sale transaction is closed out, any gain or loss on the transaction is taxable as a short term capital gain or loss. All short sales will be fully collateralized, and no short sale will be effected which would cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets. The Fund limits short sales of any one issuer's securities to 2% of the Fund's total assets and to 2% of any one class of the issuer's securities.

SHORT-TERM TRADING


  The Fund trades actively and frequently. The Fund's portfolio turnover rates for the fiscal years ending September 30, 2000, 1999 and 1998 were 615%, 815% and 353%, respectively. The portfolio turnover rate indicates changes in the Fund's securities holdings; generally if all the securities in the Fund at the beginning of the period are replaced by the end of the period, the turnover rate would be 100%. You may realize taxable gains as a result of such frequent trading of the Fund's assets and the Fund will incur transaction costs in connection with buying and selling securities. Tax and transaction costs lower the Fund's effective return for investors. Long-term capital gains are desirable from a taxation standpoint and GCM strives for these gains where possible. Trading focuses on low transaction costs and efficient trading systems.


                                FUND MANAGEMENT

  The Fund has entered into an Investment Advisory Agreement with GCM under which GCM manages the Fund's investments and business affairs, subject to the supervision of the Fund's Board of Trustees.


  GCM was founded in 1989 and serves as investment advisor to individual and institutional clients. As of December 31, 2000, GCM managed approximately $334 million in assets. GCM is located at 100 South Rockland Falls Road, Rockland, Delaware 19732. Under the Investment Advisory Agreement the Fund compensates GCM for its investment advisory services at the annual rate of 1.00% of the Fund's average daily net assets.


  The Fund is currently managed by Richard H. Gould. Mr. Gould has been with GCM since 1994. Prior to joining GCM, Mr. Gould was an equity analyst with PNC Investment Management and co-managed the PNC Small Cap Growth Fund, currently called the Blackrock Small Cap Growth Fund. Mr. Gould is a Chartered Financial Analyst and a Chartered Market Technician. Mr. Gould received his BS in 1982 and his MBA in Finance in 1985 from The Pennsylvania State University.

  Charles S. Cruice has been the President of GCM since 1989. Mr. Cruice began his career at Dean Witter Reynolds, Inc. in 1974 and joined Friess Associates Inc., an investment management company, in 1978. Mr. Cruice holds a BA from the University of Denver.

                    CUSTODIAN, TRANSFER AGENT, ADMINISTRATOR
                              AND FUND ACCOUNTANT

  Firstar Bank, N.A. ("Firstar Bank"), acts as custodian of the Fund's assets. Firstar Mutual Fund Services, LLC ("Firstar") acts as transfer agent (the "Transfer Agent") for the Fund and as the Fund's Administrator and Fund Accountant.

                                  DISTRIBUTOR

  Unified Financial Securities, Inc. (formerly, AmeriPrime Financial Securities, Inc.) (the "Distributor"), serves as the principal underwriter to distribute the Fund's shares. The Distributor receives no compensation from the Fund for selling Fund shares.

                          HOW TO PURCHASE FUND SHARES

INITIAL INVESTMENT -- MINIMUM $2,000


  You may purchase shares by completing the enclosed application and mailing it along with a check or money order payable to "The Rockland Small Cap Growth Fund," to your securities dealer, the Distributor or the Transfer Agent. The minimum initial investment in the Fund is $2,000. Subsequent investments in the amount of at least $250 may be made by mail or by wire. For individual retirement accounts ("IRAs"), the minimum initial investment is $2,000. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment should be made by check or money order drawn on a U.S. bank, savings and loan, or credit union. All checks should be made payable to the Fund or Firstar Mutual Services as the Fund's agent. Minimum investments are waived for employee benefit plans qualified under Sections 401, 403(b)(7) or 457 of the Internal Revenue Code. These minimums can be changed or waived by the Fund at any time. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of subsequent investments.



  You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.



  If your check does not clear, you will be charged a $25.00 service fee. You will also be responsible for any losses suffered by the Fund as a result.
The Fund will not accept payments in cash, third party checks or checks drawn against a credit card account. All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to decline or accept a purchase order application in whole or in part.


WIRE PURCHASES

  You may purchase Fund shares by wire. Please instruct your bank to use the following instructions when wiring funds:

  Wire to:          Firstar Bank, N.A.
                    ABA Number 042000013
  Credit:           Firstar Mutual Fund Services, LLC
                    Account 112-952-137
  Further Credit:   The Rockland Small Cap Growth Fund
                    (shareholder account number)
                    (shareholder name/account registration)

  Please call 1-800-497-3933 prior to wiring any funds to notify the Transfer Agent that the wire is coming and to confirm the wire instructions. The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

TELEPHONE PURCHASES

  You may purchase Fund shares by moving money from your bank account to your Fund account. Only bank accounts held at domestic financial institutions can be used for telephone transactions. To have your Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, the Transfer Agent must receive both the purchase order and payment by Electronic Funds Transfer before the close of regular trading on such date. Most transfers are completed within three business days. Telephone transactions may not be used for initial purchases of Fund shares.

AUTOMATIC INVESTMENT PLAN -- MINIMUM $250

  The Automatic Investment Plan ("AIP") allows you to make regular, systematic investments in the Fund from your bank checking account. To establish the AIP, complete the Fund's AIP application. Under the AIP, you may choose to make investments on any business day from your financial institution in amounts of $250 or more.

  The AIP is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at a regular time interval. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please refer to the SAI for additional information regarding the AIP, or call 1-800-497-3933.


SUBSEQUENT INVESTMENTS -- MINIMUM $250

  Additions to your account may be made by mail, wire or telephone. When making an additional purchase by mail, enclose a check payable to "The Rockland Small Cap Growth Fund" along with the Additional Investment Form provided on the lower portion of your account statement. To make an additional purchase by wire, please use the wiring instructions listed above.

                             HOW TO REDEEM SHARES

IN GENERAL

  You may request redemption of part or all of your Fund shares at any time.
No redemption request will become effective until all documents have been received in proper form (as described below) by the Transfer Agent. You should contact the Transfer Agent for further information concerning documentation required for a redemption of Fund shares. The Fund normally will mail your redemption proceeds the next business day and, in any event, no later than seven business days after receipt of a redemption request in good order. However, if you make a purchase by check, the Fund may hold payment on redemption proceeds until it is reasonably satisfied that the check has cleared; this may take up to twelve days from the purchase date.

  Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after the Fund receives the broker or dealer's instruction to redeem shares. Some brokers or dealers may charge a fee in connection with such redemptions.

  Investors who have an Individual Retirement Account ("IRA") must indicate on their redemption requests whether or not federal income tax should be withheld. Redemption requests failing to indicate an election will be subject to withholding.

WRITTEN REDEMPTION


  For most redemption requests, you need only furnish a written, unconditional request to the Fund's Transfer Agent. Requests for redemption must be signed exactly as the shares are registered, including the signature of each joint owner. You must also specify the number of shares or dollar amount to be redeemed. Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent charges a $15.00 service fee for wire transactions or for redemption proceeds sent by overnight courier. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of redemption requests does not constitute receipt by the Transfer Agent or the Fund. Do not mail letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.


TELEPHONE REDEMPTION

  You may also redeem your shares by calling the Transfer Agent at 1-800-497-3933. In order to utilize this procedure, you must have previously elected this option on your account application, and the redemption proceeds must be mailed directly to you or a predesignated account. To change the designated account, send a written request with signature(s) guaranteed to the Transfer Agent. To change the address, call the Transfer Agent or send a written request with signature(s) guaranteed to the Transfer Agent. No telephone redemptions may be made within 15 days of any address change. The Fund reserves the right to limit the number of telephone redemptions you may make. You may not modify or cancel a telephone redemption request.

  The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions, and/or tape recording all telephone instructions. Assuming procedures such as the above have been followed, neither the Fund nor the Transfer Agent will be liable for any loss, cost or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. The Fund reserves the right to refuse a telephone redemption request.

SIGNATURE GUARANTEES

  Signature guarantees are required for:
  (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares;
  (ii) redemption requests to be mailed or wired to other than the address of record; and
  (iii) any redemption request if a change of address request has been received by the Fund or Transfer Agent within the last 15 days.

  A signature guarantee may be obtained from any eligible guarantor including banks, savings associations, credit unions, brokerage firms and others.

TERMINATION OF ACCOUNTS

  Your account may be terminated by the Fund on not less than 30 days' written notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $2,000. Upon any such termination, a check for the redemption proceeds will be sent to the account of record within seven days of the redemption.

                            VALUATION OF FUND SHARES


  The Fund's share price is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business and is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The Fund does not determine its net asset value on days the NYSE is closed. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays falls on a Saturday, the NYSE is not open on the preceding Friday and if a holiday falls on a Sunday, the NYSE is not open on the following Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.


           DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

  Please consult your tax advisor regarding your specific questions about federal, state, local and foreign taxes. For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Fund are taxable to you as ordinary income whether reinvested in additional shares or received in cash. Distributions of net realized long-term capital gains you receive from the Fund, whether received in cash or reinvested in additional shares, are taxable as a capital gain. The capital gain holding period and the applicable tax rate is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes.

  When you sell your shares of the Fund, you may have a capital gain or loss. The individual tax rate on any gain from the sale of your shares depends on your marginal tax rate and on how long you have held your shares. A sale of your shares may also be subject to state and local taxes.


  Dividends and capital gains, if any, are usually distributed annually in December. When a dividend or capital gain is distributed, the Fund's net asset value will decrease by the amount of the payment. A dividend paid shortly after the purchase of Fund shares will reduce the net asset value of the shares purchased by the amount of the dividend and any such dividend will also be taxable to such shareholder. All dividends or capital gains distributions will automatically be reinvested in additional shares of the Fund at the then prevailing net asset value unless you specifically request that either dividends or capital gains or both be paid in cash. If you elect to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribtion check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. The election to receive dividends in cash or reinvest them in shares may be changed by writing to the Fund at P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Such notice must be received at least 10 days prior to the record date of any dividend or capital gain distribution.


                        FINANCIAL HIGHLIGHTS OF THE FUND


  The financial highlights table is intended to help you understand the Fund's financial performance for the Fund's shares for the period from December 2, 1996 (commencement of operations) through September 30, 1997 and for the fiscal years ending September 30, 1998, 1999 and 2000. Certain information reflects financial results for a single Fund share. The total returns presented in the table represent the rate that an investor would have earned on an investment in the Fund for the stated periods (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.



                                                                                                   DECEMBER 2, 1996 (1)<F5>
                                      YEAR ENDED            YEAR ENDED            YEAR ENDED              THROUGH
                                  SEPTEMBER 30, 2000    SEPTEMBER 30, 1999    SEPTEMBER 30, 1998     SEPTEMBER 30,1997
                                  ------------------    ------------------    -------------------    ------------------
Per Share Data:
Net asset value,
  beginning of period                    $19.34              $11.21                  $14.43               $10.00
Income from investment operations:
          Net investment loss             (0.28)(2)<F6)       (0.20)(3)<F7>           (0.17)(2)<F6>        (0.11)(3)<F7>
          Net realized and unrealized
            gains (losses) on
            investments                   18.19                8.33                   (2.73)                4.56
                                         ------              ------                  ------               ------
              Total from investment
                operations                17.91                8.13                   (2.90)                4.45
                                         ------              ------                  ------               ------
Less distributions:
          Dividends in excess of net
            investment income                --                  --                      --                (0.02)
          Distributions from net
            realized gains                (5.03)                 --                      --                   --
          Distributions in excess of
            net realized gains               --                  --                   (0.18)                  --
          Return of capital                  --                  --                   (0.14)                  --
                                         ------              ------                  ------               ------
           Total distributions            (5.03)                 --                   (0.32)               (0.02)
                                         ------              ------                  ------               ------
Net asset value, end of period           $32.22              $19.34                  $11.21               $14.43
                                         ------              ------                  ------               ------
                                         ------              ------                  ------               ------

Total return (4)<F8>                    108.14%              72.52%                 (20.21%)              44.53%
Supplemental data and ratios:
          Net assets, end
            of period               $69,583,711         $21,561,339             $10,681,337          $10,858,957
          Ratio of operating
            expenses  to
            average net
            assets
            (5)<F9>(6)<F10>               1.53%               1.75%                   1.75%                1.75%
          Ratio of net
            investment loss
            to average net
            assets
            (5)<F9>(6)<F10>             (1.27)%             (1.34)%                 (1.47)%              (1.11)%
          Portfolio turnover
            rate                        615.06%             814.67%                 353.27%              204.05%

  ------------------

  (1) <F5>  Commencement of operations.

  (2) <F6> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

  (3) <F7> Net investment loss per share represents net investment loss divided by the monthly average shares of beneficial interest outstanding throughout the period.

  (4) <F8> Not annualized for the period December 2, 1996 through September 30, 1997.

  (5) <F9>  Annualized for the period December 2, 1996 through September 30,
1997.

  (6) <F10> Without expense reimbursements of $96,798, $107,092 and $120,419 for the years ended September 30, 1999, 1998 and the period December 2, 1996 through September 30, 1997, respectively, the ratio of operating expenses to average net assets would have been 2.31%, 2.60% and 3.98%, respectively, and the ratio of net investment loss to average net assets would have been (1.90%), (2.32%) and (3.35%), respectively.

                             ADDITIONAL INFORMATION

                                    TRUSTEES

                               Mr. Charles Cruice
                               Mr. Richard Gould
                               Mr. George Keeley
                              Mr. Edwin Moats, Jr.
                               Dr. Peter Utsinger


                                    OFFICERS

                         Mr. Charles Cruice, President
                          Mr. Richard Gould, Treasurer
                          Mr. Jeffrey Rugen, Secretary


                               INVESTMENT ADVISOR

                      Greenville Capital Management, Inc.
                         100 South Rockland Falls Road
                              Rockland, DE  19732


                                   CUSTODIAN

                               Firstar Bank, N.A.
                           777 East Wisconsin Avenue
                              Milwaukee, WI  53202


               TRANSFER AGENT, ADMINISTRATOR AND FUND ACCOUNTANT

                       Firstar Mutual Fund Services, LLC
                                 1-800-497-3933


          For overnight deliveries, use:     For regular mail deliveries, use:
          Third Floor                       P.O. Box 701
          615 East Michigan Street          Milwaukee, WI 53201-0701
          Milwaukee, WI  53202

                            INDEPENDENT ACCOUNTANTS


                                    KPMG LLP
                             303 East Wacker Drive
                               Chicago, IL  60601


                                  DISTRIBUTOR

                       Unified Financial Securities Inc.
                                 P.O. Box 6110
                            Indianapolis, IN  46206

                                 LEGAL COUNSEL

                          Morgan, Lewis & Bockius LLP
                               1701 Market Street
                            Philadelphia, PA  19103


  The SAI contains additional information about the Fund. Additional information about the Fund's investments is contained in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI, which is incorporated by reference into this Prospectus, annual reports and semi-annual reports are available without charge upon request to the address, toll-free telephone number, or Website noted on the cover page of this Prospectus. These documents may also be obtained from certain financial intermediaries who purchase or sell Fund shares. General inquiries regarding the Fund can be directed to the Fund at the address and toll-free telephone number on the cover page of this Prospectus.

  Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the SEC's Internet Website located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at the following e-mail address: publicinfo@sec.gov.

  No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Fund's Statement of Additional Information ("SAI"), and if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell securities in any state to any person to whom it is unlawful to make such offer in such state.

  The Fund's 1940 Act File Number is 811-7743.



                                            Registration Nos. 333-9355; 811-7743


                      STATEMENT OF ADDITIONAL INFORMATION

                       THE ROCKLAND SMALL CAP GROWTH FUND
                                  A SERIES OF
                            THE ROCKLAND FUNDS TRUST


                                 P. O. Box 701
                        Milwaukee, Wisconsin 53201-0701
                           Telephone:  1-800-497-3933
                        Website:  www.rocklandfund.com


                      GREENVILLE CAPITAL MANAGEMENT, INC.
                               Investment Advisor

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Rockland Small Cap Growth Fund (the "Fund"), dated January 28, 2001. The Fund is a series of The Rockland Funds Trust (the "Trust").

     The Fund's audited financial statements for the year ended September 30, 2000, are incorporated herein by reference to the Fund's 2000 Annual Report.

     A copy of the Prospectus is available without charge upon request to the above-noted address, toll-free telephone number or website.

     This Statement of Additional Information is dated January 28, 2001.

                       THE ROCKLAND SMALL CAP GROWTH FUND

                               TABLE OF CONTENTS

                                                             Page No.
FUND ORGANIZATION...............................................3
INVESTMENT RESTRICTIONS........................................ 4
IMPLEMENTATION OF INVESTMENT OBJECTIVE..........................5
TRUSTEES AND OFFICERS OF THE TRUST.............................17
PRINCIPAL SHAREHOLDERS.........................................19
INVESTMENT ADVISOR.............................................19
PORTFOLIO TRANSACTIONS AND BROKERAGE...........................20
CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT........21
ADMINISTRATOR AND FUND ACCOUNTANT..............................21
DISTRIBUTOR....................................................21
PURCHASE AND PRICING OF SHARES.................................22
TAXES..........................................................24
TAXATION OF THE FUND AND ITS SHAREHOLDERS......................24
PERFORMANCE INFORMATION........................................26
INDEPENDENT ACCOUNTANTS........................................27
FINANCIAL STATEMENTS...........................................28

                             ---------------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND RELATED PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                               FUND ORGANIZATION
                               ------------------
     The Trust is an open-end, diversified, management investment company commonly referred to as a mutual fund. The Fund is a series of common stock of the Trust, a Delaware business trust organized on July 31, 1996. The Trust is authorized to issue an unlimited number of shares of beneficial interest in separate series and to create classes of shares within each series. Currently, the Fund is the only series of the Trust. As of October 1, 2000, the Institutional and Retail classes combined so that the Fund now has only one class. If the Trust issues additional series, the assets belonging to each series of shares will be held separately by the Trust's custodian, and in effect each series will be a separate fund.

     Each share, irrespective of series or class, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series of shares affected, and matters affecting only one series are voted upon only by that series or class. All shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they choose to do so, and in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees.

     The Trust will not hold annual shareholders' meeting except when required by the Investment Company Act of 1940, as amended (the "1940 Act"). There will normally be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders meeting for the election of Trustees.

     The Trust's Bylaws also contain procedures for the removal of Trustees by shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Trustees.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Trust shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Trust's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission (the "SEC"), together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                            INVESTMENT RESTRICTIONS
                            -----------------------
     The investment objective of The Rockland Small Cap Growth Fund (the "Fund") is to seek capital appreciation. The Fund seeks to achieve this objective through investment of its assets primarily in small capitalization companies. The following is a complete list of the Fund's fundamental investment limitations which cannot be changed without the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present; or (ii) more than 50% of the outstanding shares of common stock of the Fund.

     The Fund may not:

          1. With respect to 75% of its total assets, purchase securities of any issuer (except securities of the U.S. government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

          2. Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

          3. Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

          4. Make loans to other persons, except through (i) the purchase of investments permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

          5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

          6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

          7.  Issue senior securities, except as permitted under the 1940 Act.

          8. Purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry.

     Except for the fundamental investment limitations listed above and the Fund's investment objective, the Fund's other investment policies are not fundamental and may be changed with approval of the Trust's Board of Trustees. With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

     The following investment limitations may be changed by the Trust's Board of Trustees without shareholder approval.

     The Fund may not:

          1. Sell more than 25% of the Fund's assets short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

          2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

          3. Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

          4. Invest in illiquid securities if, as a result of such investment, more than 10% of the Fund's net assets would be invested in illiquid securities.

          5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and applicable state law.

          6. Enter into futures contracts or related options if more than 50% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

          7. Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

          8.  Purchase securities when borrowings exceed 5% of its total assets.



                     IMPLEMENTATION OF INVESTMENT OBJECTIVE
                     ---------------------------------------
     The following information supplements the discussion of the Fund's investment objective and strategy described in the Prospectus under the captions "INVESTMENT STRATEGY AND APPROACH" and "IMPLEMENTATION OF INVESTMENT OBJECTIVE."

ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include restricted securities (securities the disposition of which is restricted under the federal securities laws). The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), including securities that may be resold pursuant to Rule 144A under the Securities Act, may be considered liquid. The Board of Trustees of the Trust has delegated to Greenville Capital Management, Inc. ("GCM") the day-to-day determination of the liquidity of any Rule 144A security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed GCM to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.


     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees of the Trust. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

TEMPORARY STRATEGIES

     When GCM believes that adverse economic or market conditions justify such action, the Fund may invest up to 100% of its assets in short-term fixed income securities, including without limitation, the following:

          1. U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
     (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) Fannie Mae, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the Inter-American Development Bank, and the International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.
     The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

          2. Certificates of Deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 10% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund will not generally be fully insured.

          3. Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

          4. Repurchase agreements which involve purchases of debt securities. In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. GCM monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement. GCM does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          5. Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

          6. Commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and the corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. GCM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of GCM, of comparable quality.

HEDGING STRATEGIES

     GENERAL DESCRIPTION OF HEDGING STRATEGIES

     The Fund may engage in hedging activities in the future without obtaining shareholder approval. GCM may cause the Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Fund's portfolio.

     Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

     GENERAL LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS

     The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to
Section 4.5 of the regulations under the Commodities Exchange Act (the "CEA"), the notice of eligibility for the Fund includes the following representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if aggregate initial margins and premiums paid do not exceed 5% of the net asset value of the Fund. In addition, the Fund will not enter into futures contracts and futures options transactions if more than 50% of its net assets would be committed to such instruments. The Fund will not purchase or write over-the-counter options.

     The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible transactions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

     The Fund will comply with regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets and will be marked-to-market daily.

     PURCHASING PUT AND CALL OPTIONS

     PUT OPTIONS. The Fund may purchase put options. As the holder of a put option, the Fund would have the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or to profit from a decline in the value of securities it does not own. This protection is provided only during the exercise period. For example, the Fund may purchase a put option to protect unrealized appreciation of a security where GCM deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

     The Fund may also purchase put options at a time when the Fund does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund and will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon exercise, the selling (writing) of an identical option in a closing action, or the delivery of the underlying security upon the exercise of the option.

     CALL OPTIONS. The Fund may purchase call options. As the holder of a call option, the Fund would have the right to purchase the underlying security at the exercise price at any time during the exercise period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of hedging against a possible increase in the price of securities at a time when the Fund has a significant cash position. The Fund may also purchase call options in order to acquire the underlying securities.

     The Fund may purchase call options on underlying securities owned by it. A call option may be purchased when tax considerations make it inadvisable to realize gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price would result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

     The Fund may also purchase call options for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring securities directly; the net cost may also exceed the cost of acquiring securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as the Fund holds such a call option rather than the underlying security itself the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     STOCK INDEX OPTIONS

     The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.
This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

     A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

     The Fund will sell (write) stock index options for hedging purposes or in order to close out positions in stock index options which the Fund has purchased. The Fund may only write covered options. The Fund may cover a call option on a stock index it writes by, for example, having a portfolio of securities which approximately correlates with the stock index.

     Put options may be purchased in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of the Fund's portfolio securities or in an attempt to capitalize on an anticipated decline in stock market prices. If the Fund purchases a put option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any decline in the level of the stock index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. If, however, the level of the stock index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be offset by an increase in the value of the Fund's portfolio securities.

     Call options on stock indexes may be purchased in order to participate in an anticipated increase in stock market prices or to hedge against higher prices for securities that the Fund intends to buy in the future. If the Fund purchases a call option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the stock index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the price of stocks that the Fund intends to purchase. If, however, the level of the stock index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

     The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of the Fund's investment advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund's portfolio securities. Inasmuch as the Fund's portfolio securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Fund's put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's portfolio securities which would result in a loss on both such portfolio securities and the options on stock indexes acquired by the Fund.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

     WRITING COVERED CALL AND PUT OPTIONS

     COVERED CALL OPTIONS. The Fund may write (sell) covered call options and purchase options to close out options previously written by the Fund. The purpose of writing covered call options is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share. Although premiums may be generated through the use of covered call options, GCM does not consider the premiums which may be generated as the primary reason for writing covered call options.

     A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, such writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option the writer previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, the writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges.

     Covered call options may also be used to hedge an unrealized gain. For example, if the Fund wrote an option at $50 on the same 100 shares of ABC bought at $40 per share and now selling for $50 per share, it might receive a premium of approximately $600. If the market price of the underlying security declined to $45, the option would not be exercised and the Fund could offset the unrealized loss of $500 by the $600 premium. On the other hand, if the market price of the underlying security increased to $55, the option would be exercised and the Fund will have foregone the unrealized $1,500 gain for a $1,000 gain plus the $600 premium. The Fund can also close out its position in the call option by repurchasing the option contract separately and independent of any transaction in the underlying security and, therefore, realize capital gain or loss. If the Fund could not enter into such a closing purchase transaction, it may be required to hold a security that it may otherwise have sold to protect against depreciation.

     A closing transaction will be effected in order to realize a profit or minimize a loss on an outstanding call option, to prevent an underlying security from being called or put, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing actions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than the transaction costs applicable to purchases and sales of portfolio securities.

     COVERED PUT OPTIONS. The Fund may also write (sell) covered put options and purchase options to close out options previously written by the Fund. The Fund may write covered put options in circumstances where it would like to acquire the underlying security at a price lower than the then prevailing market price of the security. Although premiums may be generated through the use of covered put options, GCM does not consider the premiums which may be generated as the primary reason for writing covered put options.

     A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security at the exercise price at any time until the expiration date. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold requiring the writer to make payment of the exercise price against delivery of the underlying security. The operations of put options in other respects, including related risks and rewards, are substantially identical to that of call options.

     CERTAIN CONSIDERATIONS REGARDING OPTIONS

     There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

     The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

     FEDERAL TAX TREATMENT OF OPTIONS

     Certain option transactions have special tax results for the Fund. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option, and in determining such gain or loss the option premium will be included in the proceeds of the sale.

     If the Fund writes options other than "qualified covered call options," as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

     A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC or the IRS of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the Standard & Poor's 500 and 100 indexes are "nonequity options" within the meaning of Code Section 1256. In the case of transactions involving "nonequity options," as defined in Code
Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated.

     FUTURES CONTRACTS

     The Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including interest rate and index Futures as a hedge against movements in the equity markets and changes in prevailing levels of interest rates, in order to establish more definitively the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices or increases in interest rates and purchases of Futures as an offset against the effect of expected increases in stock prices and declines in interest rates.

     The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate or portfolio market price fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using Futures Contracts, since Futures Contracts involve lower transaction costs (i.e., brokerage costs only) than options on securities and stock index options, which require the payment of brokerage costs and premiums.

     An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time, and place. Transactions costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

     As an example of an offsetting transaction in which the underlying financial instrument is not delivered pursuant to an interest rate Futures Contract, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery is required (i.e., on a specified date in September, the "delivery month") by the purchase of one Futures Contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

     Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Fund, whose business activity involves investment or other commitments in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities or obligations held or expected to be acquired by them. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract; but, unlike the hedger, hopes to profit from fluctuations in prevailing prices.

     A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index. A public market exists in interest rate Futures Contracts primarily covering the following financial instruments:
U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. The standard contract size is generally $100,000 for Futures Contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated Contracts.

     The Fund's Futures transactions will be entered into for hedging purposes permissible under the CEA. For hedging purposes, Futures Contracts may be sold to protect against a decline in the price of securities that the Fund owns, or Futures Contracts may be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that approximately 75% of such Futures Contract purchases will be "completed"; that is, upon the sale of these long Futures Contracts, equivalent amounts of related securities will have been or are then being purchased by the Fund in the cash market. Alternatively, the Fund's purchases of long Futures Contracts will not exceed 5% of the Fund's net asset value.

     Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

     If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.
However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

     The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

     At best, the correlation between changes in prices of Futures Contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and debt securities, including technical influences in Futures trading; differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading; and with respect to interest rate Futures, maturities and creditworthiness of issuers and, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-received hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

     Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

     Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures or futures option position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     OPTIONS ON FUTURES

     The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

     The Fund may use its options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund's portfolio of securities against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities in the Fund's portfolio that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. If the Futures Contract price at expiration of a put option the Fund has written is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire. If the Futures Contract price at expiration of a put option the Fund has written is below the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the decrease in the price of the securities the Fund intends to acquire.

     As with investments in Futures Contracts, the Fund is also required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked to market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and losses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

     Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.


AMERICAN DEPOSITARY RECEIPTS



     The Fund may invest up to 25% of the value of its net assets in American Depositary Receipts ("ADRs") or other instruments denominated in U.S. dollars. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer, including reliable financial statements.


     Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investment. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investment include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

SHORT SALES

     The Fund may engage in short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at whatever its price may be at the time the Fund purchases it for delivery to the lender. When a short sale transaction is closed out, any gain or loss on the transaction is taxable as a short term capital gain or loss. All short sales will be fully collateralized, and no short sale will be effected which would cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets. The Fund limits short sales of any one issuer's securities to 2% of the Fund's total assets and to 2% of any one class of the issuer's securities.

     Since short selling can result in profits when stock prices generally decline, the Fund in this manner, can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security, if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales.

CONVERTIBLE SECURITIES

     The Fund may invest up to 25% of its net assets in securities convertible into common stocks. A convertible security entitles the holder to receive interest normally paid or accrued on the debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities, are less subject to fluctuation in value than the underlying stock, and provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

WARRANTS

     The Fund may invest in warrants if after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Investments in warrants is pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES

     The Fund may from time to time invest up to 5% of its net assets in securities purchased on a "when-issued" basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer, no interest is accrued on debt securities, and no dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by its purchases of securities on a when-issued basis.

     The Fund will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

REPURCHASE OBLIGATIONS

     The Fund may enter into repurchase agreements with respect to no more than 25% of its net assets with member banks of the Federal Reserve System and certain non-bank dealers. In a repurchase agreement, the Fund buys a security at one price and, at the time of the sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. GCM will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive criteria are used, GCM reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.

PORTFOLIO TURNOVER


     The portfolio turnover rate indicates changes in the Fund's investments. The turnover rate may vary from year to year, as well as within a year. For the fiscal years ending September 30, 1998, 1999 and 2000, the turnover rates were 353.27%, 814.67% and 615.06%, respectively. The turnover rates reflect GCM's rapid trading approach.


                       TRUSTEES AND OFFICERS OF THE TRUST
                       ----------------------------------
     Under the laws of the State of Delaware, the Board of Trustees of the Trust is responsible for managing its business and affairs. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information, are shown below. Each Trustee and officer who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk.

*Charles S. Cruice, President and a Trustee of the Trust, age 50.

     Mr. Cruice has been the President of GCM since its founding in 1989. From 1978 until 1989, Mr. Cruice was associated with Friess Associates Inc., a Wilmington, Delaware investment management company. Mr. Cruice also was a director of The Brandywine Fund, an open-end mutual fund. Mr. Cruice holds a B.A. from the University of Denver.

*Richard H. Gould, Treasurer and a Trustee of the Trust, age 40.

     Mr. Gould has been a Vice President of GCM since 1994. From 1987 until 1994, Mr. Gould was associated with PNC Investment Management, first as an equity analyst and later as the co-manager of the PNC Small Cap Growth Fund. Mr. Gould received his Chartered Financial Analyst designation in 1989; became a Chartered Market Technician in 1995; and received his B.S. in 1983 and his M.B.A. in Finance in 1985, both from The Pennsylvania State University.

George Keeley, a Trustee of the Trust, age 70

     Mr. Keeley was a general partner of Meridian Venture Partners from 1985-1997. He retired in 1998.

Edwin W. Moats, Jr., a Trustee of the Trust, age 53

     Mr. Moats has been the President of Logan's Roadhouse, Inc. since 1992 and CEO from 1995 to 1999. Mr. Moats has been a partner in the Haury and Moats Company since 1987. Mr. Moats was Chairman and CEO of Metropolitan Federal Savings Bank from 1989 to 1991 and President and COO from 1984 to 1989.

Dr. Peter Utsinger, a Trustee of the Trust, age 55.

     Dr. Utsinger has been a practicing physician in arthritis and rheumatic diseases since 1970 when he received his M.D. from Georgetown University. Dr. Utsinger was Director of the Arthritis Clinical and Research unit at the University of North Carolina and has written over 100 publications in his area of specialty.

*Jeffrey Rugen, Secretary of the Trust, age 41.

     Mr. Rugen has been a trader with GCM since 1994. From 1992-1994 Mr. Rugen was a trader with PNC Bank and from 1986-1992 was a trader with Penn Group.

     The address for Messrs. Cruice, Gould and Rugen is Greenville Capital Management, Inc., 100 South Rockland Falls Road, Rockland, Delaware, 19732. The address for Dr. Utsinger is 8909 Crefield Street, Philadelphia, Pennsylvania, 19118. The address for Mr. Keeley is 298 Island Creek Drive, Vero Beach, Florida, 32963. The address for Mr. Moats is 801 Foster Hill Drive, Nashville, Tennessee, 37215.


     As of December 31, 2000, officers and Trustees of the Trust beneficially owned 806,903 shares of beneficial interest in the Fund, which was 21.75% of the Fund's then outstanding shares.


     Trustees and officers of the Trust who are officers, directors, employees or shareholders of GCM do not receive any remuneration from the Trust or the Fund for serving as Trustees or officers. Accordingly, Messrs. Cruice, Gould and Rugen do not receive compensation from the Trust for their services as Trustees and/or officers. However, Messrs. Utsinger, Keeley and Moats receive the following fees for their services as Trustees of the Trust:


Name                Cash Compensation(1)<F11>    Other Compensation    Total
----                --------------------         ------------------    -----
Dr. Peter Utsinger         $1,500                       $0             $1,500
Edwin Moats, Jr.           $1,500                       $0             $1,500
George Keeley(2)<F12>      $1,125                       $0             $1,125

-----------------


(1)<F11> Each Trustee who is not deemed an "interested person" of the Trust, as defined in the 1940 Act, receives $375 per meeting payable in Fund shares on September 30th. The Board of Trustees held four meetings during 2000.
(2)<F12> George Keeley was appointed as a Trustee on February 18, 2000.


                             PRINCIPAL SHAREHOLDERS
                             ----------------------

     As of December 30, 2000, the following persons owned of record or are known by the Trust to own beneficially 5% or more of the outstanding shares of the
Fund:



                                                       Percentage
Name and Address                       No. Shares       of Fund
----------------                       -----------     ----------
Charles Schwab & Co. Inc.              727,198.194      19.60%
For the benefit of customers
101 Montgomery Street
San Francisco, CA  94104-4122

Charles S. Cruice
Greenville Capital Management, Inc.    724,406.021      19.52%
100 South Rockland Falls Road
Rockland, DE  19087


                               INVESTMENT ADVISOR
                               ------------------
     GCM is the investment advisor to the Fund. Mr. Charles S. Cruice controls GCM and is the President and a director of GCM. Ms. Kathryn S. Cruice is the Secretary and a director of GCM. Mr. Charles S. Cruice owns a voting majority interest in GCM. Mr. Richard H. Gould is a Vice President and officer of GCM.

     The Fund's Investment Advisory Agreement is dated November 18, 1996 (the "Advisory Agreement"). The Advisory Agreement has an initial term of two years and thereafter is required to be approved annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved by the vote of a majority of the Trust's Trustees who are not parties to the Advisory Agreement or interested persons of any such party on October 22,1996 and by the initial shareholders of the Fund on October 22, 1996. Most recently, the Advisory Agreement, was approved by the Trustees, including the disinterested Trustees on November 17, 2000. The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Trustees of the Trust, by vote of a majority of the Trust's outstanding voting securities, or by GCM, and will terminate automatically in the event of its assignment.

     Under the terms of the Advisory Agreement, GCM manages the Fund's investments subject to the supervision of the Trust's Board of Trustees. GCM is responsible for investment decisions and supplies investment research and portfolio management. At its expense, GCM provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.


     As compensation for its services, the Trust, on behalf of the Fund, pays to GCM a monthly advisory fee at the annual rate of 1.00% of the average daily net
asset value of the Fund.   From time to time, GCM may voluntarily waive all or a
portion of its management fee for the Fund. During the fiscal years ended September 30, 1998, 1999 and 2000, GCM received $15,980, $77,316 and $522,283, respectively, from the Fund for its services under the Advisory Agreement. The amount received by GCM for such services would have been $123,072 and $174,114 in 1998 and 1999, respectively, had GCM not waived all or a portion of its fees during such periods.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE
                      ------------------------------------
     As investment advisor to the Fund, GCM is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. It is the policy of GCM to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to GCM or the Fund. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, GCM considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund's shares.


     The aggregate amount of brokerage commissions paid by the Fund for the years ended September 30, 1998, 1999 and 2000 was $63,443, $154,107 and
$330,856, respectively. For the fiscal years ended September 30, 1998, 1999 and 2000, the Fund paid brokerage commissions with respect to transactions for which research services were provided; however, neither the Fund nor the Advisor had any agreement or understanding with any broker or dealer to direct brokerage to such broker or dealer because of research services provided. During the fiscal year ended September 30, 2000, the Fund did not acquire any stock of its regular brokers or dealers.


     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

     GCM is responsible for selecting brokers in connection with securities transactions. In selecting such brokers, GCM considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if GCM determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Fund. GCM believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) GCM determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of GCM's overall responsibilities; and
(b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws. The investment advisory fees paid by the Fund under the Advisory Agreement are not reduced as a result of GCM's receipt of research services.

     GCM places portfolio transactions for other advisory accounts managed by GCM. Research services furnished by firms through which the Fund effects its securities transactions may be used by GCM in servicing all of its accounts; not all of such services may be used by GCM in connection with the Fund. GCM believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, GCM believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. GCM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by GCM are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.


            CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
            --------------------------------------------------------
     As custodian of the Fund's assets, Firstar Bank, N.A. ("Firstar Bank", formerly Firstar Bank Milwaukee, N.A.), 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust. Firstar Bank is in no way responsible for any of the investment policies or decisions of the Fund. Firstar Mutual Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202 ("Firstar") acts as transfer agent and dividend-disbursing agent for the Fund. Firstar is compensated based on an annual fee per open account of $14, plus out-of-pocket expenses such as postage and printing expenses in connection with shareholder communications. Firstar also receives an annual fee per closed account of $14.


                       ADMINISTRATOR AND FUND ACCOUNTANT
                       ----------------------------------

     Firstar also provides administrative and fund accounting services to the Fund pursuant to the Fund Administration Servicing Agreement and the Fund Accounting Servicing Agreement. Under these Agreements, Firstar prepares and files all federal and state tax returns, oversees the Fund's insurance relationships, participates in the preparation of the registration statement, proxy statements and reports, prepares compliance filings relating to the registration of the securities pursuant to state securities laws, compiles data for and prepares notices to the SEC, prepares the financial statements for the annual and semi-annual reports to the SEC and current investors, monitors expense accruals and performs securities valuations, monitors the Trust's status as a registered investment company under Subchapter M of the Code and monitors compliance with the Fund's investment policies and restrictions, from time to time, and generally assists in the Fund's administrative operations. Firstar, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Fund Administration Servicing Agreement. For the foregoing services, the Administrator receives from the Fund a fee, computed daily and payable monthly based on the Fund's average net assets : (i) pursuant to the Fund Administration Servicing Agreement, Firstar receives a fee at the annual rate of .07 of 1% on the Fund's average net assets up to $200 million,
 .06 of 1% on the next $500 million, .04 of 1% on the balance, subject to an annual minimum of $35,000, plus out-of-pocket expenses and (ii) pursuant to the Fund Accounting Servicing Agreement, Firstar receives a fee of $30,000 on the first $10 million, 0.0125 of 1% on the next $200 million and 0.005 of 1% on the balance, plus out-of-pocket expenses. For the fiscal years ended September 30, 1998, 1999 and 2000, Firstar received $47,271, $50,005 and $49,355, respectively, for its services under the Fund Administration Servicing Agreement and $28,500, $30,230 and $33,372, respectively, for its services under the Fund Accounting Servicing Agreement.


                                  DISTRIBUTOR
                                  -----------

     Under a Distribution Agreement dated November 17, 2000 (the "Distribution Agreement"), Unified Financial Securities, Inc. (formerly, AmeriPrime Financial Securities, Inc.) (the "Distributor") acts as underwriter of the Fund's shares. The Distributor's principal business address is P.O. Box 6011, Indianapolis, Indiana 46206.

     The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares, which shares are offered for sale continuously at net asset value per share without the imposition of a sales charge.

     Pursuant to the terms of the Distribution Agreement, either the Distributor or GCM bears the costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of Fund shares.

     The Distributor receives no compensation from the Fund for the distribution of Fund shares.

                         PURCHASE AND PRICING OF SHARES
                         ------------------------------
PURCHASE OF SHARES

     The Fund offers shares without a sales charge. Please see "HOW TO PURCHASE FUND SHARES" in the Prospectus for more information.

AUTOMATIC INVESTMENT PLAN

     The Automatic Investment Plan ("AIP") allows you to make regular, systematic investments in the Fund from your bank checking or NOW account. The Fund will reduce the minimum initial investment to $250 for investors using the AIP. To establish the AIP, complete the appropriate section in the Fund's application. Under certain circumstances (such as discontinuation of the AIP before the minimum initial investment is reached, or, after reaching the minimum initial investment, the account balance is reduced to less than $2,000), the Fund reserves the right to close the investor's account. Prior to closing any account for failure to reach the minimum initial investment, the Fund will give the investor written notice and 60 days in which to reinstate the AIP or otherwise reach the minimum initial investment. You should consider your financial ability to continue in the AIP until the minimum initial investment amount is met because the Fund has the right to close an investor's account for failure to reach the minimum initial investment. Such closing may occur in periods of declining share prices.

     Under the AIP, you may choose to make investments on the day of your choosing (or the next business day thereafter) from your financial institution in amounts of $250 or more. There is no service fee for participating in the AIP. However, a service fee of $25 will be deducted from your Fund account for any AIP purchase that does not clear due to insufficient funds or, if prior to notifying the Fund in writing or by telephone to terminate the plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking account. You can set up the AIP with any financial institution that is a member of the Automated Clearing House.

     The AIP is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at a regular time interval. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels.

INDIVIDUAL RETIREMENT ACCOUNTS

     In addition to purchasing Fund shares as described in the Prospectus under "HOW TO PURCHASE FUND SHARES," individuals may establish their own tax-sheltered individual retirement accounts ("IRAs").

     TRADITIONAL IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the investor is an "active participant" in an employer-sponsored retirement plan and the investor's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the investor's own contributions for which the investor did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the investor attains age 70-1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

     ROTH IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the investor has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Investors whose income exceeds certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the investor's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the investor. Following the death of the investor, certain minimum distribution rules apply.

     For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the investor's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contributions under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

     EDUCATION IRA. In an Education IRA, contributions are made to an IRA maintained on behalf of a beneficiary under age 18. The maximum annual contribution is $500 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes, neither the contributor nor the beneficiary of the IRA are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from an Education IRA that are not used for qualified educational purposes. Investors whose income exceeds certain limits are ineligible to contribute to an Education IRA.

     SIMPLIFIED EMPLOYEE PENSION PLAN. A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding annually for any one participant 15% of compensation. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

     SIMPLE IRA. An IRA may also be used in connection with a SIMPLE Plan established by the investor's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. In addition, the employer will contribute certain amounts to the investor's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

     Under current IRS regulations, IRA applicants must be furnished a disclosure statement containing information specified by the IRS. Applicants generally have the right to revoke their account within seven days after receiving the disclosure statement and obtain a full refund of their contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

PRICING OF SHARES

     The Fund's shares are offered to the public at their net asset value (next computed after receipt of an order in proper form by a dealer, the Distributor or Firstar).

     The net asset value per share of the Fund is determined as of the close of trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. Purchase orders received or shares tendered for redemption on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. Net asset value per share of the Fund is calculated by taking the fair value of the total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

     In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks, other equity-type securities, and securities sold short are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; provided, however, securities traded on an exchange or NASDAQ for which there were no transactions on a given day, any security sold short for which there were no transactions on a given day and securities not listed on an exchange or NASDAQ, are valued at the most recent mean between the bid and asked price. Options purchased or written by the Fund are valued at the average of the current bid and asked prices. Any securities or other assets for which market quotations are not readily available or may be unreliable are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

                                     TAXES
                                     -----
     The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their federal, state and local, or foreign tax liabilities.

     The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

                   TAXATION OF THE FUND AND ITS SHAREHOLDERS
                   -----------------------------------------

TAXATION OF THE FUND

     The Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Code, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event the Fund fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Fund. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

     To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and to declare and pay these amounts in December (or at the latest in January so that are treated by you as received in December.) The Fund, however, can give no assurances that its distributions will be sufficient to eliminate all taxes.

     The Fund's transactions in futures contracts, options, and certain other investment activities may be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer its losses, cause adjustments in the holding period's of the Fund's assets, convert short-term capital losses into long term capital losses, or otherwise affect the character of the Fund's net income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Fund and its shareholders.

TAXATION OF SHAREHOLDERS

     The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income may be taxable to you regardless of whether they are received in cash or in additional shares.
The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate excise or income taxes on the Fund.

     Ordinarily, investors should include all dividends as income in the year of payment. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

     If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

     By law, the Fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the Fund to do so.

     Sales, redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes and may result in a gain or loss to you. In general, for a shareholder who is not a dealer in securities, the gain or loss will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. In addition, all or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that others shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares.

     State and local tax treatment of fund distributions varies depending upon state law and shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investments in the Fund.

                            PERFORMANCE INFORMATION
                            ------------------------
     The Fund's historical performance or return may be shown in the form of various performance figures. The Fund may occasionally cite statistics to reflect its volatility or risk. The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Fund's performance include general market conditions, operating expenses, the imposition of sales charges and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

TOTAL RETURN

     The average annual total return of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                      n
                                P(1+T)  = ERV

          P       = a hypothetical initial payment of $1,000.
          T       = average annual total return.
          n       = number of years.
          ERV     = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

     Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in the Fund's respective shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. All income and capital gains dividends paid by the Fund have been reinvested at the net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.


     The total returns for the Fund for the year ended, the annualized three years ended and annualized since inception through September 30, 2000 were 108.14%, 42.03% and 44.88%, respectively.


VOLATILITY

     Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

COMPARISONS

     The Fund may compare its performance to that of United States Treasury Bills, Notes or Bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

     From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

     The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. ("Morningstar"), which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute or necessarily predictive of future performance.

     Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning a class, including reprints of or selections from, editorials or articles about a class. Sources for performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

     The Fund may compare its performance to a wide variety of indices and measures of inflation including the Standard & Poor's Index of 500 Stocks, Russell 2000 and the NASDAQ Over-the-Counter Composite Index. There are differences and similarities between the investments that the Fund may purchase for its portfolio and the investments measured by these indices.

     Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution.

     Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.


                            INDEPENDENT ACCOUNTANTS
                            -----------------------

     KPMG LLP, 303 E. Wacker Drive, Chicago, Illinois 60601, the Fund's independent accountants, audit and report on the Fund's annual financial statements.


                              FINANCIAL STATEMENTS
                              --------------------

     The following audited financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report for the year ended September 30, 2000 as filed with the Securities and Exchange Commission on December 6, 2000:



     A.   Schedule of Investments as of September 30, 2000.
     B.   Statement of Assets and Liabilities as of September 30, 2000.
     C.   Statement of Operations for the year ended September 30, 2000.
     D. Statement of Changes in Net Assets for the periods ended September 30, 1999 and 2000.
     E. Financial Highlights for the periods ended September 30, 1997, 1998, 1999 and 2000.
     F.   Notes to Financial Statements.
     G.   Report of Independent Auditors dated November 1, 2000.


                                     PART C

                               OTHER INFORMATION

Item 23. Exhibits
         --------

(a.1)  Certificate of Trust dated July 31, 1996(1)<F15>

(a.2)  Trust Instrument(1)<F15>

(b)    Registrant's By-Laws(2)<F16>

(c)    None

(d)    Investment Advisory Agreement(2)<F16>


(e.1)  Distribution Agreement(4)<F18>


(e.2)  Dealer Agreement(2)<F16>

(f)    None

(g.1)  Custodian Agreement with Firstar Trust Company(2)<F16>

(g.2) Addendum to Custodian Agreement (changing name to Firstar Bank Milwaukee, N.A.)

(g.3)  Addendum to Custodian Agreement (changing name to Firstar Bank, N.A.)

(h.1)  Transfer Agent Agreement with Firstar Trust Company(2)<F16>

(h.2)  Fund Administration Servicing Agreement with Firstar Trust
       Company(2)<F16>

(h.3)  Fund Accounting Servicing Agreement with Firstar Trust Company(2)<F16>

(h.4) Addendum to Firstar Servicing Agreements (changing name to Firstar Mutual Fund Services, LLC)


(i)    Opinion of Counsel, filed herewith.



(j)    Consent of KPMG LLP, filed herewith.


(k)    None

(l.1)  Subscription Agreement with Charles S. Cruice(2)<F16>

(l.2)  Subscription Agreement with Richard H. Gould(2)<F16>

(l.3)  Subscription Agreement with Jeffrey Rugen(2)<F16>

(l.4)  Subscription Agreement with Molly Lewis(2)<F16>

(m)    Not applicable

(n)    Not applicable

(o)    Not applicable.


(p)    Code of Ethics(4)<F18>



(q)    Powers of Attorney for Trustees and Officers, filed herewith.


(1)<F15> Incorporated by reference to Registrant's Form N-1A as filed with the Commission on August 1, 1996.
(2)<F16> Incorporated by reference to Registrant's Form N-1A as filed with the Commission on October 25, 1996.
(3)<F17> Incorporated by reference to Registrant's Form N-SAR as filed with the Commission on November 29, 1999.
(4)<F18> Incorporated by reference to Registrant's Form N-1A as filed with the Commission on November 29, 2000.

Item 24.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          Registrant neither controls any person nor is under common control with any other person.

Item 25.  Indemnification
          ---------------

          Section 9.2 of The Rockland Funds Trust governing instrument provides:

          9.2  Indemnification.

               (a) Subject to the exceptions and limitations contained in subsections (b) and (c) below:

                    (i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

                    (ii) as used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

               (b)  No indemnification shall be provided hereunder to a Covered
               Person:

                    (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

                    (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; (A) by the court or other body approving the settlement; (B) by the vote of at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

               (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

               (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section may be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

               (e) Any repeal or modification of this Article IX by the Shareholders of the Trust, or adoption or modification of any other provision of the Trust Instrument or By-Laws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          Besides serving as investment advisor to private accounts, GCM is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information regarding the business, profession, vocation or employment of a substantial nature of each of GCM's directors and officers is hereby incorporated by referenced from the information contained under "TRUSTEES AND OFFICERS OF THE TRUST" in the SAI.

Item 27.  Principal Underwriters
          ----------------------

          (a) The Distributor also acts as distributor for the Grand Prix Funds, Inc., AmeriPrime Funds, The Kenwood Funds and Tanaka Funds, Inc.

          (b) The principal business address of Unified Financial Securities, Inc. ("Unified"), the Registrant's principal underwriter, is P.O. Box 6011, Indianapolis, Indiana 46206. The following information relates to each director and officer of Unified:

                             Positions and Offices    Positions and Offices
             Name               with Underwriter         With Registrant
             ----               ----------------         ---------------
   Kenneth D. Trumpfheller         President                   None

          (c)  None

Item 28.  Location of Accounts and Records
          --------------------------------

          All accounts, books or other documents required to be maintained by section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of GCM, Registrant's investment adviser, at Registrant's corporate offices, except records held and maintained by Firstar Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, relating to its function as custodian, and Firstar Mutual Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202, relating to its function as transfer agent, fund accountant and administrator.

Item 29.  Management Services
          -------------------

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  Undertakings.
          ------------

          (a) Registrant undertakes to call a meeting of shareholders, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees. The Registrant also undertakes to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

          (b) Registrant undertakes to furnish each person to whom a prospectus or statement of additional information is delivered with a copy of the Registrant's latest annual report to shareholders, without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockland and State of Delaware on the 29th day of January, 2001.


                                        THE ROCKLAND FUNDS TRUST (Registrant)

                                        By:  /s/ Charles S. Cruice
                                             ---------------------------------
                                             Charles S. Cruice
                                             President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.


     Name                          Title                         Date
     ----                          -----                         ----


/s/ Charles S. Cruice         President and a Trustee       January 29, 2001
----------------------------
Charles S. Cruice



/s/ Richard H. Gould          Treasurer and a Trustee       January 29, 2001
----------------------------
Richard H. Gould



/s/ Dr. Peter Utsinger*<F19>  Trustee                       January 29, 2001
----------------------------
Dr. Peter Utsinger



/s/ Edwin Moats, Jr.*<F19>    Trustee                       January 29, 2001
----------------------------
Edwin Moats, Jr.



/s/ George Keeley*<F19>       Trustee                       January 29, 2001
----------------------------
George Keeley



*<F19>  By: /s/ Charles S. Cruice
           ----------------------------
           Charles S. Cruice, Attorney in Fact
           Pursuant to Powers of Attorney


                                 EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

  (a.1)        Certificate of Trust dated July 31, 1996 (previously filed as
               Exhibit 1.1 to the Registration Statement on Form N-1A, Reg. Nos. 811-7743 and 333-9355)

  (a.2) Trust Instrument (previously filed as Exhibit 1.2 to the Registration Statement on Form N-1A, Reg. Nos. 811-7743 and 333-
               9355)

   (b) Registrant's By-Laws (previously filed as Exhibit 2 to the Registration Statement on Form N-1A, Reg. Nos. 811-7743 and 333-
               9355)

   (c)         None

   (d) Investment Advisory Agreement (previously filed as Exhibit 5 to the Registration Statement on Form N-1A, Reg. Nos. 811-7743 and 333-9355)


  (e.1) Distribution Agreement (previously filed as Exhibit e.1 to the Registration Statement on Form N-1A, Reg. Nos. 811-7743 and 333-9355)


  (e.2) Dealer Agreement (previously filed as Exhibit 6.2 to the Registration Statement on Form N-1A, Reg. Nos. 811-7743 and 333-
               9355)

   (f)         None

  (g.1) Custodian Agreement with Firstar Trust Company (previously filed as Exhibit 8 to the Registration Statement on Form N-1A, Reg. Nos. 811-7743 and 333-9355)

  (g.2) Addendum to Custodian Agreement (changing name to Firstar Bank Milwaukee, N.A.)

  (g.3)        Addendum to Custodian Agreement (changing name to Firstar Bank,
               N.A.)

  (h.1) Transfer Agent Agreement with Firstar Trust Company (previously filed as Exhibit 9.1 to the Registration Statement on Form N-1A, Reg. Nos. 811-7743 and 333-9355)

  (h.2) Fund Administration Servicing Agreement with Firstar Trust Company (previously filed as Exhibit 9.2 to the Registration Statement on Form N-1A, Reg. Nos. 811-7743 and 333-9355)

  (h.3) Fund Accounting Servicing Agreement with Firstar Trust Company (previously filed as Exhibit 9.3 to the Registration Statement on Form N-1A, Reg. Nos. 811-7743 and 333-9355)

  (h.4) Addendum to Firstar Servicing Agreements (changing name to Firstar Mutual Fund Services, LLC)


EX-99. (i)     Opinion of Counsel, filed herewith.



EX-99. (j)     Consent of KPMG LLP, filed herewith.


   (k)         None

  (l.1) Subscription Agreement with Charles S. Cruice (previously filed as Exhibit 13.1 to the Registration Statement on Form N-1A, Reg. Nos. 811-7743 and 333-9355)

  (l.2)        Subscription Agreement with Richard H. Gould (previously filed as
               Exhibit 13.2 to the Registration Statement on Form N-1A, Reg. Nos. 811-7743 and 333-9355)

  (l.3)        Subscription Agreement with Jeffrey Rugen (previously filed as
               Exhibit 13.3 to the Registration Statement on Form N-1A, Reg. Nos. 811-7743 and 333-9355)

  (l.4)        Subscription Agreement with Molly Lewis (previously filed as
               Exhibit 13.4 to the Registration Statement on Form N-1A, Reg. Nos. 811-7743 and 333-9355)

   (m)         Not applicable.

   (n)         Not applicable

   (o)         Not applicable.


   (p) Code of Ethics (previously filed as Exhibit (p) to the Registration Statement on Form N-1A, Reg. Nos. 811-7743 and 333-9355)



EX-99. (q)     Powers of Attorney for Trustees and Officers, filed herewith.